(front cover)
                                 J.P. Morgan
                           Small Company Portfolio

                               Annual Report
                              December 31, 2000

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

January 19, 2001

Dear Shareholder,

    The volatility experienced by small-capitalization technology stocks rippled through other industrial sectors, and made the year ended December 31, 2000 a rough time to be a small-cap stock investor. For the period, the J.P. Morgan Small Company Portfolio had a total return of -11.32%.

    The Portfolio's benchmark, the Russell 2000 Index, also finished in negative territory by providing a total return of -3.02% for the 12 months ended December 31, 2000. The Portfolio's peer group, as measured by the Lipper Variable Annuity Small Company Funds Average, fared better, but barely made it into positive territory by providing a return of 0.24% for the same time period.

    The Portfolio's net asset value on December 31, 2000 was $14.38 per share, decreasing from $16.73 per share at the start of the fiscal period. The Portfolio's net assets were approximately $33.0 million on December 31, 2000, an increase from $16.4 million at the beginning of the year.

    This report includes an interview with Marian U. Pardo, a member of the Portfolio's management team. Marian discusses the U.S. small-cap equity market in detail, and explains the factors that influenced the Portfolio's performance during the fiscal period. Marian also provides insight in regard to positioning the Portfolio for the coming months.

    As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please contact your Morgan representative, or call the Portfolio's distributor, Funds Distributor, Inc. at (888) 756-8645.

Sincerely yours,

/signature/                             /signature/

Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

TABLE OF CONTENTS
-------------------------------------------------------------------------------
Letter to the Shareholders                                                    1
Portfolio Performance                                                         2
Portfolio Manager Q&A                                                         3
Portfolio Facts & Highlights                                                  5
Financial Statements                                                          6

PORTFOLIO PERFORMANCE
--------------------------------------------------------------------------------

EXAMINING PERFORMANCE

    There are several ways to evaluate a mutual fund's historical performance. One way is to look at the growth of a hypothetical investment. The chart at right shows that $10,000 invested on January 3, 1995*, would have increased to $23,982 on December 31, 2000.

    Another way is to review a fund's average annual total return. This calculation takes the fund's actual return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, and ten years or since inception.

GROWTH OF $10,000 SINCE PORTFOLIO INCEPTION*
January 3, 1995-December 31, 2000

[data from line chart]

Lipper Variable Annuity Small Company Funds Average***             $25,213
J.P. Morgan Small Company Portfolio                                $23,982
Russell 2000 Index**                                               $20,981

PERFORMANCE

                                         TOTAL RETURNS          AVERAGE ANNUAL TOTAL RETURNS
                                         -------------     ---------------------------------------
                                              ONE              THREE          FIVE       SINCE
                                             YEAR              YEARS         YEARS     INCEPTION*
AS OF DECEMBER 31, 2000
J.P. Morgan Small Company Portfolio        (11.32)%             6.55%        12.54%      15.68%
Russell 2000 Index**                        (3.02)%             4.65%        10.31%      13.13%
Lipper Variable Annuity Small Company
  Funds Average***                           0.24%             10.73%        14.22%      16.80%

AS OF SEPTEMBER 30, 2000
J.P. Morgan Small Company Portfolio          35.22%            10.53%        16.19%      19.00%
Russell 2000 Index**                         23.39%             5.96%        12.38%      15.17%
Lipper Variable Annuity Small Company
  Funds Average***                           39.61%            13.54%        16.84%      19.62%

* 1/3/95 - commencement of operations. For purposes of comparison, since inception returns are calculated from 12/31/94, the nearest date when data for the Portfolio, it's benchmark, and it's Lipper category average were all available.

** The Russell 2000 Index is an unmanaged index used to measure the average stock performance of U.S. small-cap stocks. It does not include fees or operating expense and is not available for actual investments.

*** Describes the average total return for all funds in the indicated Lipper category, as defined by Lipper, Inc., and does not take into account applicable sales charges. Lipper Analytical Services, Inc. is a leading source for mutual fund data.

  Past performance is no guarantee of future results. Portfolio returns are net of fees and assume the reinvestment of distributions and reflect the reimbursement of portfolio expenses as described in the prospectus. Had expenses not been subsidized, returns would have been lower. Portfolio returns do not reflect any separate account expenses imposed on the variable contracts. These expenses may include a sales charge, premium tax charge, DAC tax sales charge, cost of insurance, mortality expenses, or surrender and other charges.

PORTFOLIO MANAGER Q&A
--------------------------------------------------------------------------------

[photo of Marian U. Pardo]

    The following is an interview with Marian U. Pardo, managing director and head of the small company investment team at J.P. Morgan Investment Management. Marian has been a Morgan employee since 1968, and joined the Investment Management business in 1980. Her background includes managing equity and convertible funds as well as large-cap equity portfolios for individual clients. Marian earned her B.A. from Barnard College. This interview was conducted on January 10, 2001, and reflects Marian's views on that date.

WHAT DROVE MARKET PERFORMANCE DURING THE TWELVE MONTHS ENDED DECEMBER 31, 2000?

    Three things, really. First, there was the tech correction that began in March and had a negative effect on performance for the rest of the year. The impact of this market movement was felt most severely by investors in the tech-dominated Nasdaq, which ultimately fell below 2,500, well shy of its 52-week high of over 5,000. Driving this correction were increasingly nervous investors who became uncomfortable with the valuations of many Internet, technology and telecommunications companies--the same companies that helped drive the market into record-setting positive territory last year and earlier this year. Some high-profile earnings disappointments from several tech-related companies--large and small--helped to push prices down, and many investors abandoned these stocks en masse.

    The sell-off this spring was one of our first tastes of the incredible volatility that would dominate equity markets during the remaining months of the year. The turmoil was largely focused on tech-related sectors; however, as this reporting period drew to a close, volatility came to embrace almost every sector of the stock market. Even the pharmaceutical and bio-tech sectors, which had been safe havens for much of this year, experienced significant volatility in November. In the end, investors demonstrated that they had no tolerance and no mercy for any company that faltered in any way.

    The last major development impacting market performance was a significant rally in value stocks, at the expense of their growth counterparts. The magnitude of this shift in investor sentiment could be seen in the contrasting performance of small-cap growth and small-cap value stocks. Last year, small-cap growth stocks were one of the best places to invest in terms of overall returns. This year, however, small-cap value outperformed small-cap growth by over 40%.

WHAT ABOUT DEVELOPMENTS IN THE CAPITAL MARKETS, WHERE SPREADS BETWEEN CORPORATE BONDS AND TREASURIES ARE AT OR NEAR AN ALL TIME HIGH? HOW HAS THIS AFFECTED THE ABILITY OF SMALL COMPANIES TO RAISE GROWTH CAPITAL?

    A tight credit market is not good for small companies in general, as any increase in the cost of capital takes away from what can be a thin bottom line in the early stages of their development. This is true whether the increase is the result of higher borrowing costs in the capital markets, or from the inability to sell stock in the equity markets at favorable prices. We have witnessed some of the side-effects of this so far this year, as many small companies, particularly in the Internet space, have had to merge with larger players to stay afloat, or have had to close their doors and exit the business altogether.

    We take this into account when deciding which companies we want to own, favoring those that have demonstrated the ability to fund the execution of their business models until they are profitable.

WHICH COMPANIES CONTRIBUTED TO PERFORMANCE OVER THIS REPORTING PERIOD?

    Human Genome Sciences Inc. (HGSI) was one of the top performers for the period. This company is in the business of developing products that predict, prevent, detect, treat and cure disease based on gene science.

    It benefited from the favorable environment for drug development companies, at a time when its pipeline looks promising. The company has several drugs in Phase II clinical trials: Repifermin, a treatment for venous ulcers; MPIF, a drug that protects bone marrow from chemotherapy; and BlyS, an engineered protein that is the body's primary weapon against infection. During the period, HGSI also moved up on news that it would collaborate on key projects with two major drug companies, Schering-Plough and SmithKline Beecham.

PORTFOLIO MANAGER Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

RenaissanceRe Holdings, which provides property catastrophe reinsurance, also contributed meaningfully to performance. We have held this stock for some time and were rewarded over this period when it generated very positive financial results. RenRe also benefited from highly positive coverage from the brokerage community, as well as relatively good weather and fewer claims from storm-related damage this year.

    IDEC Pharmaceuticals was another winner. IDEC develops treatments for cancer and auto-immune and inflammatory diseases. Pharmaceutical stocks as a group had a good year in 2000, and IDEC performed well based on the strength of its drug pipeline. One of the company's main drugs, Rituxan, is a treatment for non-Hodgkin's lymphoma. Sales of Rituxan have been strong and have grown steadily throughout the year. These strong sales led to positive financial results and broker upgrades, which compounded the company's success during the period.

WHICH STOCKS LAGGED OVER THE PAST TWELVE MONTHS?

    One of the investments that detracted from performance was Turnstone Systems. Turnstone provides loop management solutions that enable competitive local exchange carriers (CLECs) to offer and maintain digital subscriber line
(DSL) service. Unfortunately, CLECs have had a terrible time this year. Increasing competition and decreasing price flexibility severely damaged many CLECs during this period, and Turnstone suffered along with them. The stock has been under fairly consistent downward pressure since July, and wasn't helped by the company's announcement of lowered revenue estimates for the fourth quarter. We anticipate increased demand for Turnstone's products in the future, which should help the stock further out, but, for now, it has been a disappointment.

    DiamondCluster International, a management consulting firm that develops digital strategies which leverage information technology for clients in various industries, also performed poorly. The company, previously known as Diamond Technology Partners, combined with Cluster Consulting in late November and changed its name to DiamondCluster International. DiamondCluster's stock was beaten down with other technology-related stocks over this period, despite posting positive financial results, increasing its client base, and growing its overseas business.

    Georgia Gulf Corp., a company that makes chemical and plastic products, was another stock that performed below expectations. Over much of this period, GGC suffered from higher raw materials prices and a decline in demand for PVC plastics. As a result, its margins were and continue to be under pressure. When it lowered earnings guidance for the third quarter, its stock price took a significant hit, one from which it has yet to recover.

LOOKING AHEAD TO THE PROSPECT OF SLOWER GROWTH IN THE U.S. ECONOMY, WHICH SMALL COMPANY SECTORS ARE BEST POSITIONED TO PROSPER IN THIS ENVIRONMENT?

    In our view, one way to look at it is to consider which sectors have done well this past year, one in which the economy began to decelerate. Some of these included utilities, paper stocks, restaurants, hospitals, and, until recently, bio-tech.

    While there certainly is no guarantee that these sectors will to do well if the economy continues to retreat, their outperformance during the beginning phase of the current economic slowdown bodes well for their future prospects.

    As for equities in general, it is difficult to say what will happen in 2001, as there doesn't appear to be a clear direction to the market. Substantial volatility is still very much in evidence, as can be seen in the recent underperformance of some of the best names this past year, names that did well for most of the year, even when other stocks in their sectors did not. This said, we will probably see investors stick to the somewhat less volatile, old economy sectors until that trend plays itself out and something happens to send the pendulum back the other direction in favor of more aggressive, growth-oriented stocks.

    For our part, we are cautiously optimistic, and are positioning the portfolio to benefit from what we currently believe will be a relatively soft-landing for the U.S. economy. We feel that the market will continue to broaden, and that success will come from many sectors of the economy, with careful stock selection being the key to achieving excess returns. Here, we feel we have a competitive advantage because of the depth and proven experience of our in-house research team.

PORTFOLIO FACTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    The J.P. Morgan Small Company Portfolio seeks to provide a high total return from a portfolio of equity securities of small companies. The Portfolio seeks to outperform the Russell 2000 Index. It is designed for investors willing to assume the somewhat higher risk of investing in small companies in order to seek a higher total return over time than might be expected from a portfolio of stocks of large companies.

--------------------------------------------------------------------------------
    Inception Date: 1/3/1995
--------------------------------------------------------------------------------
    Net Assets as of 12/31/2000: $32,977,895
--------------------------------------------------------------------------------
    Dividend Payable Dates
      (if applicable): 4/20/2001, 12/21/2001
--------------------------------------------------------------------------------
    Capital Gain Payable Dates
      (if applicable): 4/20/2001, 12/21/2001

EXPENSE RATIOS

    The Portfolio's current expense ratio of 1.15% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services, after reimbursement. The Portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling or safekeeping fund shares, or for wiring redemption proceeds from the Portfolio.

PORTFOLIO HIGHLIGHTS
-------------------------------------------------------------------------------

All data as of December 31, 2000

PORTFOLIO ALLOCATION
(As a percentage of total investment securities)

[data from pie chart]

Industrial Cyclical                        19.8%
Software & Services                        13.4%
Pharmaceuticals                             9.9%
Finance                                     8.0%
Short-Term Investments                      6.6%
Energy                                      6.4%
Health Services & Systems                   4.8%
Utilities                                   4.7%
Consumer Cyclical                           4.7%
Insurance                                   4.4%
Real Estate Investment Trusts               3.7%
Retail                                      3.5%
Consumer Services                           2.7%
Semiconductors                              2.3%
Consumer Stable                             2.0%
Capital Markets                             1.4%
Computer Hardware                           1.1%
Telecommunications                          0.6%

LARGEST EQUITY                          % OF TOTAL
HOLDINGS                                INVESTMENTS
-------------------------------------------------------
Cleco Corp.                                1.9%
National-Oilwell, Inc.                     1.5%
Newfield Exploration Co.                   1.4%
Heller Financial, Inc.                     1.3%
Shaw Group Inc. (The)                      1.2%
CMS Energy Corp.                           1.2%
Renaissancere Holdings Ltd.                1.2%
Protective Life Corp.                      1.2%
Alberto-Culver Co. Cl B                    1.1%
Internet Security Systems                  1.1%

Distributed by Funds Distributor, Inc. J.P. Morgan Investment Management Inc. serves as investment advisor. Shares of the portfolio presently are offered only to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies and qualified pension and retirement plans outside the separate account context.

Shares of the Portfolio and investments in variable contracts are not bank deposits and are not guaranteed by any bank, government entity, or the FDIC. Shares of the Portfolio are subject to investment risk, including possible loss of the principal invested.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell securities. Opinions expressed herein and other Fund data presented are based on current market conditions and are subject to change without notice.

Call Funds Distributor, Inc. at (888) 756-8645 for a prospectus which contains more complete information, including contract charges and deductions, and portfolio fees and expenses. Please read the prospectuses for complete details including risk considerations.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2000

SHARES                                                                          VALUE
----------------------------------------------------------------------------------------

COMMON STOCKS - 93.3%
CAPITAL MARKETS - 1.4%
SECURITIES & ASSET MANAGEMENT - 1.4%
                 3,800  American Capital Strategies                   $          95,712
                 6,800  Espeed Inc.(+)                                          106,674
                11,500  Ocwen Financial Corp.(+)                                 73,313
                 3,210  Southwest Securities Group                               83,059
                 3,400  W.P. Stewart & Co., Ltd.(+)                              88,400
                 2,300  Web Street Inc.(+)                                        1,941
                                                                   -----------------------
                                                                                449,099
                                                                   -----------------------
COMPUTER HARDWARE - 1.1%
COMPUTER HARDWARE & BUSINESS MACHINES - 1.1%
                 8,500  Lexar Media Inc.(+)                                       7,969
                 6,400  M-Systems Flash Disk Pioneers(+)                         89,200
                 7,800  Optimal Robotics Corp.(+)                               261,787
                                                                   -----------------------
                                                                                358,956
                                                                   -----------------------
CONSUMER CYCLICAL - 4.7%
AIRLINES - 0.9%
                10,000  SkyWest, Inc.                                           287,500
                                                                   -----------------------
APPAREL & TEXTILES - 1.7%
                 3,200  Coach, Inc.(+)                                           92,000
                 3,700  Skechers U.S.A. Inc.(+)                                  57,350
                 4,700  Vans, Inc.(+)                                            79,606
                23,100  Wellman Inc.                                            326,287
                                                                   -----------------------
                                                                                555,243
                                                                   -----------------------
HOTELS - 0.9%
                 7,300  Anchor Gaming(+)                                        284,700
                                                                   -----------------------
MOTOR VEHICLES & PARTS - 1.1%
                 2,400  Borg-Warner Automotive, Inc.                             96,000
                 4,300  Gentex Corp.(+)                                          80,088
                 6,200  Monaco Coach Corp.(+)                                   109,663
                 7,600  National R.V. Holdings, Inc.(+)                          87,875
                                                                   -----------------------
                                                                                373,626
                                                                   -----------------------
RESTAURANTS - 0.1%
                 1,700  California Pizza Kitchen Inc.(+)                         48,025
                                                                   -----------------------
                                                                              1,549,094
                                                                   -----------------------
CONSUMER SERVICES - 2.6%
ENTERTAINMENT - 0.2%
                 5,500  American Classic Voyages Co.(+)                          77,000
                                                                   -----------------------
LEISURE - 1.5%
                 5,400  Concord Camera Corp.(+)                                  89,100
                 7,500  Penn National Gaming Inc.(+)                             76,406
                12,100  Station Casinos, Inc.(+)                                180,744
                 7,100  WMS Industries Inc.(+)                                  142,888
                                                                   -----------------------
                                                                                489,138
                                                                   -----------------------

SHARES                                                                          VALUE
---------------------------------------------------------------------------------------

MEDIA - 0.9%
                 7,600  HEARST-ARGYLE Television Inc.(+)                   $    155,325
                 5,300  Insight Communications Co., Inc.(+)                     124,550
                                                                   -----------------------
                                                                                279,875
                                                                   -----------------------
                                                                                846,013
                                                                   -----------------------
CONSUMER STABLE - 2.0%
FOOD & BEVERAGE - 0.9%
                 7,000  Keebler Foods Co.                                       290,063
                                                                   -----------------------
HOME PRODUCTS - 1.1%
                 8,800  Alberto-Culver Co. Cl B                                 376,750
                                                                   -----------------------
                                                                                666,813
                                                                   -----------------------
ENERGY - 6.4%
ENERGY RESERVES & PRODUCTION - 3.1%
                 5,700  Abraxas Petroleum Corp.(+)                               24,938
                 2,900  Evergreen Resources, Inc.(+)                            112,013
                 9,800  Newfield Exploration Co.(+)                             464,887
                 8,000  Spinnaker Exploration Co.(+)                            340,000
                 4,200  Westport Resources Corp.(+)                              92,138
                                                                   -----------------------
                                                                              1,033,976
                                                                   -----------------------
OIL SERVICES - 3.3%
                 5,900  Core Laboratories N.V.(+)                               161,144
                 6,000  Global Industries, Ltd.(+)                               82,125
                 4,300  Gulf Island Fabrication, Inc.(+)                         78,206
                25,800  McDermott International, Inc.                           277,350
                12,600  National-Oilwell, Inc.(+)                               487,462
                                                                   -----------------------
                                                                              1,086,287
                                                                   -----------------------
                                                                              2,120,263
                                                                   -----------------------
FINANCE - 8.0%
BANKS - 2.2%
                 5,000  City National Corp.                                     194,063
                 1,500  Irwin Financial Corp.                                    31,781
                 6,700  National Commerce Bancorporation                        165,825
                10,500  Net.B@nk, Inc.(+)                                        68,906
                 7,900  Pacific Century Financial Corp.                         139,731
                 3,100  Westamerica Bancorporation                              133,300
                                                                   -----------------------
                                                                                733,606
                                                                   -----------------------
FINANCIAL SERVICES - 4.6%
                16,900  Allied Capital Corp.                                    352,788
                 5,000  American Home Mortgage Holdings Inc.(+)                  23,750
                 8,700  AmeriCredit Corp.(+)                                    237,075
                 9,700  Doral Financial Corp.                                   234,619
                13,500  Heller Financial, Inc.                                  414,281
                 9,100  Medallion Financial Corp.                               133,088
                   800  MicroFinancial Inc.                                       9,400
                12,600  NextCard Inc.(+)                                        100,800
                                                                   -----------------------
                                                                              1,505,801
                                                                   -----------------------

6    The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                     (Continued)
DECEMBER 31, 2000

SHARES                                                                          VALUE
----------------------------------------------------------------------------------------
THRIFTS - 1.2%
                 4,700  Bank United Corp.                              $        320,481
                 5,600  Waypoint Financial Corp.(+)                              61,600
                                                                   -----------------------
                                                                                382,081
                                                                   -----------------------
                                                                              2,621,488
                                                                   -----------------------
HEALTH SERVICES & SYSTEMS - 4.8%
MEDICAL PRODUCTS & SUPPLIES - 1.8%
                 1,100  Ciphergen Biosystems Inc.(+)                             14,575
                 6,500  Cyberonics, Inc.(+)                                     151,125
                 8,200  I-STAT Corp.(+)                                         216,788
                 3,500  Physiometrix, Inc.(+)                                    55,781
                10,400  Staar Surgical Co.(+)                                   130,650
                 1,200  Wilson Greatbatch Technologies Inc.(+)                   33,900
                                                                   -----------------------
                                                                                602,819
                                                                   -----------------------
MEDICAL PROVIDERS & SERVICES - 3.0%
                 2,300  Accredo Health Inc.(+)                                  115,431
                 5,800  Charles River Laboratories(+)                           158,775
                 4,600  Deltagen Inc.(+)                                         48,013
                19,900  Hooper Holmes, Inc.                                     220,094
                 8,400  Omnicare, Inc.                                          181,650
                 7,500  Triad Hospitals Inc.(+)                                 244,218
                                                                   -----------------------
                                                                                968,181
                                                                   -----------------------
                                                                              1,571,000
                                                                   -----------------------
INDUSTRIAL CYCLICAL - 19.8%
CHEMICALS - 2.5%
                 8,800  Albemarle Corp.                                         217,800
                15,320  GenTek Inc.                                             252,779
                14,200  Georgia Gulf Corp.                                      242,287
                 2,800  Minerals Technologies Inc.                               95,725
                                                                   -----------------------
                                                                                808,591
                                                                   -----------------------
CONSTRUCTION & REAL PROPERTY - 0.7%
                 5,900  Catellus Development Corp.(+)                           103,250
                 7,200  Elcor Corp.                                             121,500
                                                                   -----------------------
                                                                                224,750
                                                                   -----------------------
DEFENSE/AEROSPACE - 0.2%
                 3,300  Ectel Ltd.(+)                                            37,744
                 2,400  Innovative Solutions(+)                                  42,038
                                                                   -----------------------
                                                                                 79,782
                                                                   -----------------------
ELECTRICAL EQUIPMENT - 4.9%
                 9,400  Advanced Fibre Communications, Inc.(+)                  169,788
                 5,600  August Technology Corp.(+)                               72,450
                 2,300  Bruker Daltronics Inc.(+)                                54,194
                13,300  C-Cube Microsystems Inc.(+)                             163,756
                 1,700  Caliper Technologies Corp.(+)                            79,900
                 3,100  DDi Corp.(+)                                             84,475
                 4,600  Garmin Ltd.(+)                                           90,850
                 2,100  L-3 Communications Holdings, Inc.(+)                    161,700
                 8,800  Meade Corp.(+)                                           57,750

SHARES                                                                          VALUE
----------------------------------------------------------------------------------------

                 1,700  Millipore Corp.                                  $      107,100
                 2,900  Molecular Devices Corp.(+)                              198,469
                 7,400  Oplink Communications Inc.(+)                           133,663
                 2,800  Polycom, Inc.(+)                                         90,125
                 2,700  Power-One Inc.(+)                                       106,144
                 3,000  Transgenomic, Inc.(+)                                    31,500
                   700  Ulticom Inc.(+)                                          23,844
                                                                   -----------------------
                                                                              1,625,708
                                                                   -----------------------
ENVIRONMENTAL SERVICES - 0.2%
                 1,700  Eden Bioscience Corp.(+)                                 50,894
                                                                   -----------------------
FOREST PRODUCTS & PAPER - 2.3%
                14,300  Buckeye Technologies Inc.(+)                            201,094
                11,900  Caraustar Industries Inc.                               111,563
                23,800  Pactiv Corp.(+)                                         294,524
                12,100  Universal Forest Products                               160,325
                                                                   -----------------------
                                                                                767,506
                                                                   -----------------------
HEAVY ELECTRICAL EQUIPMENT - 0.3%
                 5,000  Active Power Inc.(+)                                    109,688
                                                                   -----------------------
INDUSTRIAL PARTS - 4.0%
                 2,200  Applied Industrial Technologies, Inc.                    45,238
                 4,600  Capstone Turbine Corp.(+)                               128,800
                 4,900  Flowserve Corp.(+)                                      104,738
                 4,100  Idex Corp.                                              135,813
                 6,300  Kennametal Inc.                                         183,488
                 5,500  Mettler-Toledo International, Inc.(+)                   299,062
                 8,200  Shaw Group Inc. (The)(+)                                409,999
                                                                   -----------------------
                                                                              1,307,138
                                                                   -----------------------
INDUSTRIAL SERVICES - 2.0%
                 4,900  Gatx Corp.                                              244,387
                10,700  On Assignment Inc.(+)                                   304,949
                12,000  Willis Lease Finance Corp.(+)                           120,000
                                                                   -----------------------
                                                                                669,336
                                                                   -----------------------
MINING & METALS - 1.1%
                 4,800  Mueller Industries, Inc.(+)                             128,700
                13,000  Valmont Industries, Inc.                                238,875
                                                                   -----------------------
                                                                                367,575
                                                                   -----------------------
TRUCKING & SHIPPING & AIR FREIGHT - 1.6%
                 8,900  C.H. Robinson Worldwide, Inc.                           279,793
                15,075  Werner Enterprises Inc.                                 256,274
                                                                   -----------------------
                                                                                536,067
                                                                   -----------------------
                                                                              6,547,035
                                                                   -----------------------
INSURANCE - 4.4%
LIFE & HEALTH INSURANCE - 2.3%
                   500  MIIX Group Inc.                                           3,750
                 4,500  Nationwide Financial Services Inc.                      213,750
                11,800  Protective Life Corp.                                   380,550
                 3,700  Stancorp Financial Group                                176,675
                                                                   -----------------------
                                                                                774,725
                                                                   -----------------------

The Accompanying Notes are an Integral Part of the Financial Statements       7

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                     (Continued)
DECEMBER 31, 2000

SHARES                                                                          VALUE
----------------------------------------------------------------------------------------
PROPERTY AND CASUALTY INSURANCE - 2.1%
                 4,700  American Physicians Capital, Inc.(+)            $        77,844
                 4,400  Berkley (W.R.) Corp.                                    207,625
                 5,000  Renaissancere Holdings Ltd.                             391,562
                                                                   -----------------------
                                                                                677,031
                                                                   -----------------------
                                                                              1,451,756
                                                                   -----------------------
PHARMACEUTICALS - 9.9%
BIOTECHNOLOGY - 0.1%
                 2,900  Harvard Bioscience, Inc.(+)                              28,638
                   600  Specialty Laboratories, Inc.(+)                          19,875
                                                                   -----------------------
                                                                                 48,513
                                                                   -----------------------
DRUGS - 9.8%
                 1,500  3 Dimensional Pharmaceutical, Inc.(+)                    22,219
                 3,500  Abgenix, Inc.(+)                                        206,719
                 1,900  Adolar Corp.(+)                                          41,800
                10,200  Akorn Inc.(+)                                            66,938
                 1,500  Arena Pharmaceuticals, Inc.(+)                           23,250
                 6,000  Bindley Western Industries Inc.                         249,374
                 3,300  COR Therapeutics, Inc.(+)                               116,119
                 2,000  Diversa Corp.(+)                                         35,875
                 1,400  Durect Corp.(+)                                          16,800
                 3,200  Enzon, Inc.(+)                                          198,600
                 2,100  Gilead Sciences, Inc.(+)                                174,169
                 2,000  Human Genome Sciences, Inc.(+)                          138,625
                   700  IDEC Pharmaceuticals Corp.(+)                           132,694
                 2,000  Immunogen Inc.(+)                                        42,875
                 4,869  Inhale Therapeutic Systems Inc.Inc.(+)                  245,885
                 6,600  Isis Pharmaceuticals, Inc.(+)                            70,125
                16,200  Ligand Pharmaceuticals Inc. Cl B(+)                     226,800
                 1,800  Maxygen Inc.(+)                                          44,100
                 7,900  Medarex Inc.(+)                                         321,924
                 3,100  MediChem Life Sciences, Inc.(+)                          14,338
                 5,500  Neurocrine Biosciences Inc.(+)                          182,188
                 1,200  OSI Pharmaceuticals, Inc.(+)                             96,150
                 4,432  POZEN Inc.(+)                                            80,884
                 2,100  Priority Healthcare Corp. Cl B(+)                        85,706
                 1,800  Trimeris Inc.(+)                                         98,775
                 3,900  Vertex Pharmaceuticals, Inc.(+)                         278,849
                                                                   -----------------------
                                                                              3,211,781
                                                                   -----------------------
                                                                              3,260,294
                                                                   -----------------------
REAL ESTATE INVESTMENT TRUSTS - 3.7%
REAL ESTATE INVESTMENT TRUST - 3.7%
                 4,800  Centerpoint Properties Corp.                            226,800
                10,300  Cousins Properties Inc.                                 287,756
                 4,500  General Growth Properties, Inc.                         162,844
                 3,600  Manufactured Home Communities, Inc.                     104,400
                 9,700  Mission West Properties Inc.                            134,588
                 7,969  Post Properties, Inc.                                   299,335
                                                                   -----------------------
                                                                              1,215,723
                                                                   -----------------------

SHARES                                                                          VALUE
----------------------------------------------------------------------------------------

RETAIL - 3.5%
CLOTHING STORES - 1.4%
                 7,100  Abercrombie & Fitch Co. Cl A(+)                    $    142,000
                12,400  Pacific Sunwear of California, Inc.(+)                  317,749
                                                                   -----------------------
                                                                                459,749
                                                                   -----------------------
SPECIALTY STORES - 2.1%
                 2,400  BJ's Wholesale Club Inc.(+)                              92,100
                 5,900  Cost Plus, Inc.(+)                                      173,313
                12,900  Genesco Inc.(+)                                         315,244
                 5,900  School Specialty Inc.(+)                                118,369
                                                                   -----------------------
                                                                                699,026
                                                                   -----------------------
                                                                              1,158,775
                                                                   -----------------------
SEMICONDUCTORS - 2.3%
SEMICONDUCTOR - 2.3%
                 2,900  Alliance Fiber Optics Products Inc.(+)                   17,400
                 4,800  AXT, Inc.(+)                                            158,700
                 9,200  Exar Corp.(+)                                           285,056
                 5,800  hi/fn, Inc.(+)                                          159,500
                 2,000  JNI Corp.(+)                                             45,375
                15,600  Silicon Image Inc.(+)                                    84,825
                                                                   -----------------------
                                                                                750,856
                                                                   -----------------------
SOFTWARE & SERVICES - 13.4%
COMPUTER SOFTWARE - 7.2%
                 3,700  Agile Software Corp.(+)                                 182,688
                 7,400  Certicom Corp.(+)                                       150,775
                 5,600  click2learn.com, Inc.(+)                                 54,600
                 4,900  Eclipsys Corp.(+)                                       120,050
                 6,400  Informatica Corp.(+)                                    253,199
                 4,500  Internet Security Systems(+)                            352,968
                 4,400  Metasolv Software Inc.(+)                                40,150
                13,400  Peregrine Systems, Inc.(+)                              264,649
                 2,600  Precise Software Solutions Ltd.(+)                       64,350
                 3,900  Retek Inc.(+)                                            95,063
                 4,500  SeeBeyond Technology Corp.(+)                            46,125
                 5,700  Smart Force Plc ADR(i)(+)                               214,106
                 4,600  Synquest Inc.(+)                                         33,925
                 2,800  Telecommunication Systems Inc.(+)                         9,450
                 7,500  U.S. Wireless Corp.(+)                                   32,813
                 3,300  Watchguard Tech Inc.(+)                                 104,363
                 5,100  Webtrends Corp.(+)                                      147,581
                 3,300  Wind River Systems, Inc.(+)                             112,613
                 5,700  Witness Systems Inc.(+)                                  76,950
                                                                   -----------------------
                                                                              2,356,418
                                                                   -----------------------
INFORMATION SERVICES - 2.6%
                 4,300  Corillian Corp.(+)                                       51,600
                 2,400  Costar Group Inc.(+)                                     56,700
                 3,700  DiamondCluster International, Inc. Cl A                 112,850
                 5,825  eFunds Corp.(+)                                          53,517
                 1,300  Exelixis Inc.(+)                                         19,013

8    The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                     (Continued)
DECEMBER 31, 2000

SHARES                                                                          VALUE
----------------------------------------------------------------------------------------
                 4,800  Getty Images Inc.(+)                           $        153,600
                 3,900  Obie Media Corp.(+)                                      29,981
                 1,700  SBA Communications Corp.(+)                              69,806
                 9,900  Source Information Management Co.(+)                     37,125
                 6,700  Symyx Technologies Inc.(+)                              241,199
                 1,200  Wireless Facilities, Inc.(+)                             43,500
                                                                   -----------------------
                                                                                868,891
                                                                   -----------------------
INTERNET - 3.6%
                18,800  Ameritrade Holding Corp. Cl A(+)                        131,600
                 5,600  Apropos Technology, Inc.(+)                              39,900
                 2,450  Clarent Corp.(+)                                         27,716
                11,200  Digitalthink Inc.(+)                                    191,100
                 1,400  E.piphany, Inc.(+)                                       75,513
                 8,500  Ibasis Inc.(+)                                           35,063
                 1,300  Inet Technologies Inc.(+)                                52,650
                 1,800  internet.com Corp.(+)                                    10,688
                 1,300  Interwoven Inc.(+)                                       85,719
                 2,800  Netegrity Inc.(+)                                       152,250
                 1,600  Nuance Communications(+)                                 69,000
                 7,800  Saba Software, Inc.(+)                                  122,850
                 1,100  SafeNet, Inc.(+)                                         51,700
                 7,600  Tumbleweed Communications Corp.(+)                      130,031
                                                                   -----------------------
                                                                              1,175,780
                                                                   -----------------------
                                                                              4,401,089
                                                                   -----------------------
TELECOMMUNICATIONS - 0.6%
TELEPHONE - 0.5%
                14,000  FLAG Telecom Holdings Ltd.(+)                            87,499
                 6,500  ITXC Corp.(+)                                            45,094
                 6,000  Turnstone Systems Inc.(+)                                44,625
                                                                   -----------------------
                                                                                177,218
                                                                   -----------------------
WIRELESS TELECOMMUNICATIONS - 0.1%
                 1,100  Boston Communications Group, Inc.(+)                     30,663
                                                                   -----------------------
                                                                                207,881
                                                                   -----------------------
UTILITIES - 4.7%
ELECTRICAL UTILITY - 3.1%
                11,200  Cleco Corp.                                             613,200
                12,800  CMS Energy Corp.(+)                                     405,600
                                                                   -----------------------
                                                                              1,018,800
                                                                   -----------------------
GAS & WATER UTILITIES - 1.6%
                11,400  Atmos Energy Corp.                                      277,875
                 5,000  Kinder Morgan, Inc.                                     260,938
                                                                   -----------------------
                                                                                538,813
                                                                   -----------------------
                                                                              1,557,613
                                                                   -----------------------
TOTAL COMMON STOCKS                                                          30,733,748
                                                                   -----------------------
   (Cost $29,934,042)

SHARES/PRINCIPAL AMOUNT                                                          VALUE
----------------------------------------------------------------------------------------

PREFERRED STOCKS - 0.1%
CONSUMER SERVICES - 0.1%
LEISURE - 0.1%
                  700  AMCV Capital Trust I, 7.00%, 2/15/15              $     19,425
                                                                   -----------------------
   (Cost $35,000)

SHORT-TERM INVESTMENTS - 6.6%
U.S. GOVERNMENT AGENCY - 6.6%
         $  2,176,000  FHLMC Discount Notes, 6.32%, 1/2/01(y)                2,175,311
                                                                   -----------------------
   (Cost $2,175,655)
TOTAL INVESTMENT SECURITIES - 100.0%                                        $32,928,484
                                                                   =======================
   (Cost $32,144,697)

ADR - American Depositary Receipt
FHLMC - Federal Home Loan Mortgage Corp.
(i) Foreign security
(y) Yield to maturity
(+) Non-income producing.


The Accompanying Notes are an Integral Part of the Financial Statements.   9

J.P. MORGAN SMALL COMPANY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

DECEMBER 31, 2000

ASSETS
Investments at Value (Cost $32,144,697)                             $32,928,484
Cash                                                                     48,583
Receivable for Shares of Beneficial Interest Sold                       133,217
Receivable for Investments Sold                                         126,780
Receivable for Expense Reimbursement                                     30,923
Dividend and Interest Receivable                                         22,875
Prepaid Trustees' Fees and Expenses                                         671
Prepaid Expenses and Other Assets                                           669
                                                                   --------------
TOTAL ASSETS                                                         33,292,202
                                                                   --------------
LIABILITIES
Payable for Investments Purchased                                       231,209
Advisory Fee Payable                                                     15,596
Payable for Shares of Beneficial Interest Redeemed                        1,647
Accrued Expenses and Other Liabilities                                   65,855
                                                                   --------------
TOTAL LIABILITIES                                                       314,307
                                                                   --------------
NET ASSETS
Applicable to 2,292,688 Shares of Beneficial Interest Outstanding
  (no par value, unlimited shares authorized)                        $32,977,895
                                                                   ==============
Net Asset Value, Offering and Redemption Price per Share                 $14.38
                                                                   ==============
ANALYSIS OF NET ASSETS
Paid-in Capital                                                     $32,807,647
Undistributed Net Investment Income                                      20,369
Accumulated Net Realized Loss on Investment Transactions              (633,908)
Net Unrealized Appreciation on Investments                              783,787
                                                                   --------------
NET ASSETS                                                           $32,977,895
                                                                   ==============

10    The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
INCOME
Dividend Income (Net of Foreign Withholding Tax of $158)            $  223,888
Interest Income                                                        176,782
                                                                ----------------
    Investment Income                                                  400,670
                                                                ----------------
EXPENSES
Advisory Fee                                                           166,479
Custodian Fees and Expenses                                             73,741
Professional Fees and Expenses                                          29,159
Financial and Fund Accounting Services Fee                              25,690
Printing Expenses                                                       17,500
Transfer Agent Fee                                                      16,383
Administrative Services Fee                                             16,321
Trustees' Fees and Expenses                                             13,715
Administration Fee                                                         173
Miscellaneous                                                            7,044
                                                                ----------------
    Total Expenses                                                     366,205
Less: Reimbursement of Expenses                                       (48,049)
                                                                ----------------
    Net Expenses                                                       318,156
                                                                ----------------
NET INVESTMENT INCOME                                                   82,514
                                                                ----------------
REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED LOSS ON INVESTMENT TRANSACTIONS                         (598,595)
                                                                ----------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS
                                                                   (3,104,766)
                                                                ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(3,620,847)
                                                                ================

The Accompanying Notes are an Integral Part of the Financial Statements.    11

J.P. MORGAN SMALL COMPANY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31

INCREASE IN NET ASSETS                                                            2000                 1999
FROM OPERATIONS
Net Investment Income                                                      $       82,514         $        6,140
Net Realized Gain (Loss) on Investment Transactions                              (598,595)             1,165,003
Net Change in Unrealized Appreciation (Depreciation) on Investments            (3,104,766)             3,351,113
                                                                          ------------------    ------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations            (3,620,847)             4,522,256
                                                                          ------------------    ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                                             (51,400)               (6,555)
Net Realized Gain                                                                (644,441)             (317,952)
                                                                          ------------------    ------------------
    Total Distributions to Shareholders                                          (695,841)             (324,507)
                                                                          ------------------    ------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold                               30,372,718              7,391,609
Reinvestment of Distributions                                                     695,841                324,507
Cost of Shares of Beneficial Interest Redeemed                                (10,198,660)           (2,320,035)
                                                                          ------------------    ------------------
    Net Increase from Transactions in Shares of Beneficial Interest            20,869,899              5,396,081
                                                                          ------------------    ------------------
    Total Increase in Net Assets                                               16,553,211              9,593,830
                                                                          ------------------    ------------------
NET ASSETS
Beginning of Year                                                              16,424,684              6,830,854
                                                                          ------------------    ------------------
End of Year                                                                   $32,977,895            $16,424,684
                                                                          ==================    ==================
Undistributed Net Investment Income                                               $20,369                   $929
                                                                          ==================    ==================
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Shares of Beneficial Interest Sold                                              1,880,711                570,880
Shares of Beneficial Interest Reinvested                                           48,290                 21,133
Shares of Beneficial Interest Redeemed                                           (617,878)             (186,458)
                                                                          ------------------    ------------------
    Net Increase in Shares of Beneficial Interest                               1,311,123                405,555
                                                                          ==================    ==================

12    The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN SMALL COMPANY PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH YEAR ARE AS FOLLOWS:

                                                                    FOR THE YEARS ENDED DECEMBER 31
                                                  --------------------------------------------------------------
                                                       2000        1999        1998          1997         1996
                                                  --------------------------------------------------------------
NET ASSET VALUE PER SHARE, BEGINNING OF YEAR          $16.73      $11.86      $13.09        $12.53       $11.83
                                                  --------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                  0.03        0.00(a)     0.03          0.04         0.06
Net Realized and Unrealized Gain
  (Loss) on Investments                               (1.93)        5.23      (0.74)         2.53         2.43
                                                  --------------------------------------------------------------
    Total From Investment Operations                  (1.90)        5.23      (0.71)         2.57         2.49
                                                  --------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                 (0.02)       (0.01)      (0.02)       (0.04)       (0.06)
Net Realized Gain                                     (0.43)       (0.35)      (0.15)       (1.97)       (1.73)
In Excess of Net Realized Gain                           -             -       (0.35)           -            -
                                                  --------------------------------------------------------------
    Total Distributions to Shareholders               (0.45)      (0.36)      (0.52)        (2.01)       (1.79)
                                                  --------------------------------------------------------------
NET ASSET VALUE PER SHARE, END OF YEAR                $14.38      $16.73      $11.86        $13.09       $12.53
                                                  ==============================================================
RATIOS AND SUPPLEMENTAL DATA

Total Return                                        (11.32)%      44.39%      (5.51)%        22.50%       21.74%
Net Assets, End of Year (in thousands)              $32,978       $16,425     $6,831         $5,196       $3,867
Ratios to Average Net Assets
    Net Expenses                                     1.15%        1.15%        1.15%         1.15%        1.15%
    Net Investment Income                            0.30%        0.07%        0.28%         0.28%        0.54%
    Expenses Without Reimbursement                   1.32%        2.57%        3.43%         3.81%        2.69%
Portfolio Turnover                                    105%         121%          67%          85%         144%
(a) Less than $0.005

The Accompanying Notes are an Integral Part of the Financial Statements.   13

J.P. MORGAN SMALL COMPANY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2000

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Organization--J.P. Morgan Small Company Portfolio (the "Portfolio") is one of four portfolios comprising J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a no-load diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

    Security Valuations--Securities traded on principal securities exchanges are valued at the last reported sales price, or mean of the latest bid and asked prices when no last sales price is available. Securities traded over-the-counter and certain foreign securities are valued at the quoted bid price from a market maker or dealer. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

    Security Transactions--Security transactions are accounted for as of the trade date. Realized gains and losses are determined on the basis of first in first out, which is also used for federal income tax purposes.

    Investment Income--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date or as of the time that the relevant ex-dividend and amount becomes known. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    Expenses--Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

    Income Tax Status--It is the Portfolio's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

    Distributions to Shareholders--Distributions to a shareholder are recorded on the ex-dividend date. Distributions from net investment income are declared and paid semi-annually. Distributions from net realized gains, if any, are paid semi-annually.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES

    Advisory--The Trust, on behalf of the Portfolio, has an Investment Advisory Agreement with J.P. Morgan Investment Management, Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of J.P. Morgan Chase & Co. Under the terms of the agreement, the Portfolio pays JPMIM at an annual rate of 0.60% of the Portfolio's average daily net assets.

    Administrative Services--The Trust has an Administrative Services Agreement (the "Services Agreement") with Morgan, under which Morgan is responsible for certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio has agreed to pay Morgan a fee based on the following: if total expenses of the Portfolio, excluding advisory fees, exceed the expense limit of 0.55% of average daily net assets of the Portfolio, Morgan will reimburse the Portfolio for the excess expense amount and receive no fee. Should such expenses be less than the expense limit, Morgan's fee would be limited to the difference between such expenses and the fees calculated under the Services Agreement.

    Administration--The Trust has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the Portfolio. Under a Co-Administration Agreement between FDI and the Trust, FDI provides administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the Portfolio's officers affiliated with FDI. The Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The portion of this charge payable by the

J.P. MORGAN SMALL COMPANY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 2000

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES (CONTINUED)

Portfolio is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which FDI provides similar services.

    Trustees--Each Trustee receives an aggregate annual fee of $20,000 for serving on the board of the Trust. The Trustees' Fees and Expenses shown in the financial statements represent the Portfolio's allocated portion of the total Trustees' fees and expenses.

--------------------------------------------------------------------------------
3. FEDERAL INCOME TAXES

    As of December 31, 2000, accumulated net unrealized appreciation was $684,550, based on the aggregate cost of investments for federal income tax purposes of $32,243,934, which consisted of unrealized appreciation of $4,838,960 and unrealized depreciation of $4,154,410.

    For federal income tax purposes, the Portfolio had a capital loss carryforward as of December 31, 2000, of approximately $460,263 which expires in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount. In addition, the Portfolio elected to treat net capital losses of approximately $74,405 incurred in the two month period ended December 31, 2000 as having been incurred in the current fiscal year.

    Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocation. Accordingly, these permanent differences in the character of income and distributions between financials statements and tax basis have been reclassified to paid-in-capital. During the year ended December 31, 2000, the following reclassifications were made: Decrease undistributed net investment income by $11,673 and decrease accumulated net realized loss by $11,673. The adjustments are primarily due to reclassification of REIT income. Net investment income, net realized loss and net assets were not affected by this change.

--------------------------------------------------------------------------------
4. INVESTMENT TRANSACTIONS

    During the year ended December 31, 2000, the Portfolio purchased $45,146,519 of investment securities and sold $25,605,898 of investment securities other than short-term investments.

--------------------------------------------------------------------------------
5. CONCENTRATIONS OF RISK

    From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

--------------------------------------------------------------------------------
6. CORPORATE EVENT

    The merger of J.P. Morgan & Co. Incorporated, the former parent company of the Portfolio's advisor, JPMIM, with and into The Chase Manhattan Corporation was consummated on December 31, 2000. J.P. Morgan Chase & Co. will be the new parent company of JPMIM, which will continue to serve as the Portfolio's advisor.

===============================================================================
TAX INFORMATION NOTICE (UNAUDITED)

    For corporate taxpayers 14.12% of the ordinary income distributions paid during the fiscal year ended December 31, 2000 qualify for the corporate dividends received deduction.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of
J.P. Morgan Small Company Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Small Company Portfolio (one of the series constituting J.P. Morgan Series Trust II, hereafter referred to as the "Portfolio") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 1996 were audited by other independent accountants whose report dated February 14, 1997 expressed an unqualified opinion on that statement.

PricewaterhouseCoopers LLP
New York, New York
February 5, 2001

[back cover]

J.P. MORGAN SERIES TRUST II PORTFOLIOS
       Bond Portfolio
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       International Opportunities Portfolio
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       Small Company Portfolio
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       U.S. Disciplined Equity Portfolio
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       For more information on the J.P. Morgan
           Series Trust II Portfolios, call
           Funds Distributor, Inc. at (888) 756-8645.
           ---------------------------------------------------------------------

Morgan Guaranty Trust Company                                MAILING
500 Stanton Christiana Road                                INFORMATION
Newark, Delaware 19713-2107

IN-ANN-24660